BLACKROCK PENNSYLVANIA MUNICIPAL BOND FUND
                of BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST

                      Supplement dated November 29, 2006
                    to the Prospectus dated October 2, 2006



      In the table on page 7, the number in the line item "Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)" under the column "Investor C1" is deleted and replaced by "1.00%".